UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2021

Date of reporting period:  August 31, 2020

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire 03766

Semi-Annual Report

For The Six Months Ended

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

American Trust Allegiance Fund

October 2020

Dear Fellow Shareholders,

At the time of this writing in early-October, the U.S. stock market is about where it stood in mid-February, just before our fiscal year-end.  Getting from there to here, however, has added grey hair to both our scalps.  We are grateful for the market recovery, but notwithstanding the potential for inducing trauma, it is worth revisiting this recent history in some detail, not least because of what it portends for the near future.

To say it has been a momentous six-month period might just be the understatement of a lifetime.  The combination of a global pandemic, a resultant economic collapse, record-setting fiscal and monetary rescue packages here and abroad plus continued political discord and geopolitical instability make for a challenging financial market backdrop. And so it was, initially, with the S&P 500® Index (“S&P 500”) dropping 34% in a month’s time, before posting a full recovery in the subsequent months.  While markets have traditionally languished during periods of uncertainty, such is not the current situation.  We credit the stock market’s resilience in large part to the scale and quick actions of both the U.S. Treasury and the Federal Reserve. The CARES Act, which delivered $2.4 trillion in aid to various sectors of the economy, plus a no-holds barred bevy of Federal Reserve programs has sustained the economy and corporate America through the worst of the lockdown impact and into the Fall.  Stocks have recovered and then some, led in particular by the technology sector and such seemingly impervious standouts as Amazon.com, Inc., Apple, Inc., Alphabet, Inc., Microsoft Corp., and Facebook, Inc.  Against their strength, cyclicals in energy, financial services and industrials have fared poorly.  Pandemic-exposed areas such as travel, restaurant, entertainment and commercial real estate have been devastated.

The market’s headline strength, anchored in the value of a relatively few stocks, belies the reality of a market bifurcated between so-called momentum stocks (expensive in our view) and value stocks (cheap in our view), investor fatigue from a rollercoaster experience in the past six months, and significant uncertainties about the underpinnings of the market.  We will discuss the bifurcated market at some length in the positioning and investment outlook portion of this letter.  In preview, we believe an incipient rotation from momentum to value could augur to the benefit of shareholders.

PERFORMANCE DISCUSSION

The performance of the American Trust Allegiance Fund (the “Fund”) during the six-month fiscal period ended August 31, 2020 (that constitutes the measurement period for this Semi-Annual Report) was a total return of 4.33% versus 19.63% for the S&P 500.  One third of this difference (i.e., -4.9%) stems from our decision to invest in overseas markets, which constituted over one fifth of the Fund at period

American Trust Allegiance Fund

end.  A further -4.0% was based on sector specific asset allocation decisions, specifically larger concentrations at the outset of the market decline in financials, energy and real estate, and a lesser allocation in technology (as compared to the S&P 500).  COVID had a disproportionate and negative impact on these larger sector weights, while technology fared much better.  Of the remaining difference, the impact of maintaining large cash balances off the market bottom in March resulted in an approximately -2.7% impact on performance.

Higher cash balances, our international investments, our sector exposure and individual stock picking are all representative ways in which we attempt to reduce risk.  While the capitalization-weighted stock market indices such as the S&P 500 can soar as their largest constituents swell with momentum-oriented investor buying, this dynamic can also work in reverse.  To illustrate the extent to which such dynamics may currently present excesses in sentiment, at the end of August the market capitalization of Zoom Video Communications, Inc. was greater than that of the value of all stocks in Mexico, Tesla, Inc. was greater than that of Brazil, and Apple, Inc. surpassed that of the United Kingdom.  We continue to have conviction in our international investments, and are actively researching candidates in overseas markets to add to the Fund.

Focusing on emerging markets specifically, which was a meaningful headwind to Fund performance in the six-months ended August 31, we continue to see long-term opportunity from being positioned in strong companies with dominant franchises in economies with the potential for dynamic growth.  We continued throughout the period to maintain our positions in Hong Kong-based, AIA Group Ltd. and Singapore-based, CapitaLand Ltd., respectively, leaders in insurance and commercial real estate in Southeast Asia.  We exited our Latin American exposure in March, but in July reentered through positions in America Movil SAB de CV, Arcos Dorados Holdings, Inc., and Compania de Minas Buenaventura SAA.  They are, respectively: the region’s largest cellular operator; the sole regional franchisee for McDonald’s; and a large Peruvian miner of gold, silver and copper whose value we believe is underappreciated by the market.

Another element impacting relative performance is individual stock picking.  The past six months has favored momentum-oriented investing, with valuation being much less relevant.  We believe that as we emerge from a pandemic-driven period with a focus on “Big Tech” invulnerability, we are likely to enter a “stock picker’s market,” with idiosyncratic sector and stock-specific factors plus valuation being critical to relative performance.  We have positioned the Fund accordingly, with a particular emphasis on pandemic-driven impacts that may be overdone or conversely not sufficiently appreciated.

Recognizing the impact of the economic fallout from the pandemic, we sold Southwest Airlines Co., Occidental Petroleum Corp., Spirit Realty Capital, Inc. and Cleveland-Cliffs, Inc. in March.  In addition to retaining higher cash balances, we redeployed sale proceeds into toy-maker, Hasbro, Inc.,

American Trust Allegiance Fund

agribusiness giant Archer-Daniels-Midland Co., and information services company, Nielsen Holdings PLC.  We view all of those businesses as substantially more resilient during a period of economic uncertainty.  Later in the spring we substantially reduced our exposure to financial services by exiting our stakes in Citigroup, Inc. and regional bank, Truist Financial Corp.  Traditional banks are likely to be, in our opinion, adversely impacted by both very low interest rates for the foreseeable future and from credit risks associated with their loan portfolios.  Conversely, utilities have been market laggards despite their essential service nature and handsome dividends, and we established positions in both NRG Energy, Inc. and Exelon Corp. accordingly.

Other additions made to the Fund in the period include Edgewell Personal Care Co., Cheniere Energy, Inc. and Cameco Corp.  These are all examples of what we would describe as special situations.  Edgewell Personal Care Co. is a well-capitalized but underappreciated personal products company that is the number two player in razors… so when we get back to daily shaving it should see a boost.  Cheniere Energy, Inc. is a lesser-known energy infrastructure owner with long-term contracts and minimal commodity exposure.  Cameco Corp. is a Canadian uranium miner ideally positioned for a contract renewal cycle at higher prices driven by the growing fleet of nuclear power plants globally.

We believe that these companies, a mix of out-of-favor stocks and undervalued situations, are all high-quality companies which will grow nicely over time, and we believe that we have bought them at reasonable valuations.  To the extent that the market continues to act in this way, we believe that we have an opportunity to “trade up” by purchasing high-quality companies at compelling entry points, while conversely the market is affording us an avenue for selling positions that have done well at what we believe are healthy valuation levels.

We believe that the Fund’s performance, while lagging the market as represented by the S&P 500 in the period, reflects a balanced approach to risk versus reward.  While avoiding some of the most prominent high-flyers whose valuations appear stretched to us, we believe we are positioned for a likely rotation into safer, more attractively valued securities.

POSITIONING AND INVESTMENT OUTLOOK

Chaotic financial markets in March and April gave way to a massive liquidity response by central bankers around the world, most prominent among them the U.S. Federal Reserve (the “Fed”).  This enabled financially strapped companies to refinance their debts at lower interest rates and to push out the timing of their debt maturities.  While helpful in the near term, debt-heavy companies have merely postponed their day of reckoning.  To some extent that is true of our country’s finances as well; today neither political party represents itself as the party of fiscal rectitude and accordingly we face gaping budget shortfalls for years to come.  With the Fed’s “thumb in the dike”, in the form of

American Trust Allegiance Fund

government-engineered artificially low interest rates, the pressures evidence themselves in dollar weakness and long-term loss of confidence.  Notwithstanding, we believe long-term investments in high quality companies can thrive in this environment.  The combination of dividends well above those available on comparable quality debt and the ability to weather the potential of currency market fluctuations or even dollar debasement, positions well-bought equities as a refuge in this environment.  What constitutes well bought is a matter of both science and art, coupled with the perspective of time.  We’ll discuss science and art in turn below.

As to “science”, we utilize both a top-down and bottom-up methodology in defining sector weights.  While we believe that sector diversification can be important in reducing risk, we also believe that it is fruitful to pay attention to relative sector attractiveness and to act upon our insights.  Accordingly, our, individual stock selection often helps us identify opportunities amongst sectors or alternatively, confirms or challenges our top-down view.  We have found that this reflexive top-down/bottom-up discipline makes for a more rigorous examination of, and reflection upon, what makes for an attractive/unattractive sector or stock.

The exhibit below shows selected valuation and growth metrics for S&P 500 sectors as of August 31, 2020.  A quick glance at Fund sector weights confirms our lack of Health Care exposure – which is by design and in accord with our Prospectus – and further that with the exception of Industrials and Communication Services, we are underweight groups that are expensive relative to their history and overweight groups that are inexpensive relative to their history.  The second column shows the standard deviation to 10-year history for a variety of valuation measures including the price/earnings (“P/E”) ratios for each sector (next 12 months basis), the free cash flow yield, and the PEG ratio (i.e., the price/earnings ratio divided by the earnings per share growth rate).  Our divergence from this sector attractiveness rubric in Industrials, which is not far off historical norms for relative valuation, is a function of stock specific situations in housing, government services and information-related businesses which we find to be attractive.  Our underweight on Communication Services reflects our perception of risk in the telecommunications subsector.  In particular, we have balance sheet concerns for some of the largest telecommunications service providers.

Although technology stocks, in aggregate, are expensive, we continue to find selected stocks where we reckon a relatively good trade-off between risk and reward exists.  Moreover, secular (or long-term) trends behind increased automation of business processes and household and vehicular control, coupled with advances in communications and miniaturization of electronics, are driving growth opportunities for technology companies that are well beyond the cyclical norms experienced in the last ten years.  Accordingly, we are only slightly underweight Technology stocks relative to the S&P 500 notwithstanding a large standard deviation from historical valuation levels.

American Trust Allegiance Fund

Selected valuation and growth metrics for the S&P 500 Index sectors as of August 31, 2020

ATAFX		NTM	Std Dev* to	NTM EPS	PEG	Free Cash
Weights		P/E Ratio	10-yr History	Growth	Ratio	Flow Yield
-	Information
	Technology	28.8x	2.7	13.7%	2.1	2.2%
	S&P 500	23.8x	2.6	10.8%	2.2	1.3%
-	Consumer
	Discretionary	39.8x	2.1	18.1%	2.2	0.9%
+	Industrials	28.4x	0.2	4.7%	6.0	0.7%
++	Energy	59.1x	-0.8	3.3%	17.8	-1.0%
-	Communication
	Services	24.9x	-1.3	12.5%	2.0	0.3%
---	Health Care	17.4x	-1.6	10.2%	1.7	-0.8%
++	Real Estate	20.5x	-1.7	7.9%	2.6	NM
+++	Consumer
	Staples	21.8x	-2.0	6.4%	3.4	-2.2%
+++	Utilities	18.4x	-2.2	4.6%	4.0	1.5%
+	Financials	15.2x	-2.2	2.9%	5.3	NM
+++	Materials	22.4x	-2.2	14.0%	1.6	-2.4%

Key to relative sector weights
+++	Significantly overweighted
++	Moderately overweighted
+	Slightly overweighted
-	Slightly underweighted
--	Moderately underweighted
---	Significantly underweighted
* = Median standard deviation across a variety of valuation metrics including: NTM P/E Ratio, PEG Ratio and Free Cash Flow Yield

Source: ATIA, Factset, GS Strategy Research

NTM P/E ratio – Next Twelve Months price to earnings ratio.  A commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

Standard Deviation (“SD”) – SD is a commonly used measure of variability used in statistics and probability. It shows the extent to which there is dispersion or variability from a central value, such as a mean (average) value. Low standard deviations mean there is little variability in the data, while high standard deviations mean there is extensive variability in the data. In a “normal” distribution (standard bell curve), 68% of the values will fall within one standard deviation of the mean (or average).

American Trust Allegiance Fund

EPS – Earnings per share. The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company. EPS Growth is not a measure of future performance.

PEG ratio – (Price/earnings)/growth rate. This ratio, calculated by dividing the P/E ratio by an earnings growth rate, is used to relate how expensive a stock is on a relative basis after factoring in the expected growth in earnings, since higher growing stocks typically warrant higher P/E ratios. The higher the PEG ratio, the higher the valuation as measured by a P/E ratio is for a given unit of growth. Higher numbers are more “expensive” than lower values, all else being equal.

Free cash flow yield – Free cash flow per share/Price per share. Higher numbers generally indicate more favorable stocks as investors like to minimize the amount they pay for a given level of cash flow.

P/E ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; The price of a share of stick divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

As to “art”, perhaps better described as following our convictions in judging good businesses and identifying what we believe to be reasonable stock valuations, we stand by our GARP, or growth at a reasonable price, investment philosophy.  We have confidence in the recovery of U.S. economic growth and corporate profits from 2020’s nadir, on the back of fiscal and monetary stimulus, a stabilizing consumer, and reduced policy uncertainty post the upcoming U.S. elections.  Against these positives, an uncertain pandemic trajectory and related economic impact is creating considerable anxiety and stock volatility.  We are capitalizing on this uncertainty and volatility by: 1) adding exposure to quality companies which we believe are discounting onerous but short-term outcomes, and reducing exposure to those that are not; 2) increasing exposure to companies whose business models are relatively immune to pandemic woes, or to select international markets that are markedly less expensive than the U.S.; and 3) remaining selectively positioned for an uptick in capital spending in the U.S. and abroad, which we expect for a recovery period such as 2021-2022.

A further perspective on how your Fund is positioned is through the lens of style investing.  Investing styles include value, growth, momentum, our GARP approach, and a few others.  As we write this in early-October, growth and particularly momentum-oriented investment styles have fared far better than value and GARP.  In September we saw the beginnings of a rotation away from growth and momentum-oriented investing toward value investing.  We believe, to the extent that this rotation is sustained, that this investment environment could be favorable for the Fund’s positioning and underlying investment philosophy.

American Trust Allegiance Fund

The tale of two economies we described earlier, so pronounced in the financial markets, is mirrored in the fortunes of individuals based on their circumstances.  Those fortunate enough to be able to work remotely, in enduring businesses, have generally fared alright in 2020’s pandemic crisis.  The value of residential real estate, especially in the suburbs, has soared.  Stocks have largely recovered their losses from earlier in the year.  Conversely, many are out of work or face the prospect of foreclosure in the months ahead.  Even as the recovery from the lockdown-induced economic halt earlier this year has proved better than feared, the new emerging economic landscape is uncertain and somewhat tenuous.

In this environment especially, we appreciate the trust you have placed in us in managing your financial assets through your investment in the Fund.  We recognize the importance this has in securing your financial future.  We took actions earlier this year, and have continued to take actions, to lessen portfolio risk – including carrying above normal cash balances in the Fund.  But most critically, we continue to believe that one of the best protections for investment capital is through the purchase of high-quality companies at reasonable prices.  We will continue with this discipline as we strive to balance long-term opportunity with prudent risk management.

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins	Carey Callaghan

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed above are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.  The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have similar policies.  The Fund’s portfolio will generally consist predominantly of mid- and large-capitalization stocks, but in some market environments small-capitalization stocks may constitute a large portion of the Fund’s portfolio.  Small-capitalization companies tend to have limited liquidity and greater price volatility than mid- and large-capitalization companies.  The Fund invests in foreign securities, which

American Trust Allegiance Fund

are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  This index is not available for investment and does not incur charges or expenses.

It is not possibly to directly invest in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

Diversification does not guarantee a profit or protect against a loss in declining markets.

Basis point (bps) – one one-hundredth (1/100) of one percent or 0.01%

Delta – Difference between two numbers.

The Fund is distributed by Quasar Distributors, LCC.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2020 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/20 – 8/31/20).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/20	8/31/20	3/1/20 – 8/31/20*
Actual	$1,000.00	$1,043.30	$7.47
Hypothetical (5% return	$1,000.00	$1,017.90	$7.37
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at August 31, 2020 (Unaudited)

1%
3%
7%
18%
38%
5%
5%
4%
3%
4%
7%
5%
Accommodation and Food Services – 1%
Construction – 3%
Finance and Insurance – 7%
Information – 18%
Manufacturing – 38%
Mining – 5%
Money Market Fund – 5%
Professional, Scientific, and Technical Services – 4%
Real Estate, Rental, and Leasing – 3%
REITs – 4%
Retail Trade – 7%
Utilities – 5%

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2020 (Unaudited)

Shares	COMMON STOCKS: 90.96%	Value

	Administrative Support and Services: 3.98%
4,485	PayPal Holdings, Inc.*	$915,568

	Apparel Manufacturing: 1.75%
6,140	VF Corp.	403,705

	Broadcasting (except Internet): 2.79%
14,330	Comcast Corp. – Class A	642,127

	Chemical Manufacturing: 2.11%
42,000	Cameco Corp.#	485,940

	Computer and Electronic
	Product Manufacturing: 10.84%
6,580	Apple, Inc.	849,083
1,730	Northrop Grumman Corp.	592,715
3,845	NXP Semiconductors N.V.#	483,547
7,240	Sony Corp. – ADR	569,354
		2,494,699

	Construction of Buildings: 3.18%
9,770	Lennar Corp. – Class A	730,991

	Food Manufacturing: 8.52%
16,620	Archer-Daniels-Midland Co.	743,911
7,420	Kellogg Corp.	526,152
11,825	Mondelez International, Inc. – Class A	690,816
		1,960,879

	Food Services and Drinking Places: 1.30%
67,386	Arcos Dorados Holdings, Inc – Class A#	299,868

	General Merchandise Stores: 3.00%
4,560	Target Corp.	689,518

	Household and Personal Products: 2.75%
22,000	Edgewell Personal Care Co.*	631,620

	Insurance Carriers and Related Activities: 7.09%
15,480	AIA Group Ltd. – ADR	631,739
4,580	Berkshire Hathaway, Inc. – Class B*	998,623
		1,630,362

	Machinery Manufacturing: 2.47%
1,690	Lam Research Corp.	568,415

	Mining (except Oil and Gas): 1.84%
30,100	Compania de Minas Buenaventura SAA – ADR	423,808

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2020 (Unaudited), Continued

Shares		Value

	Miscellaneous Manufacturing: 8.06%
10,045	Hasbro, Inc.	$792,952
15,855	Nintendo Co., Ltd. – ADR	1,060,414
		1,853,366
	Oil and Gas Extraction: 2.83%
12,500	Cheniere Energy, Inc.*	650,625

	Other Information Services: 3.03%
2,380	Facebook, Inc. – Class A*	697,816

	Professional, Scientific, and
	Technical Services: 4.26%
6,865	Jacobs Engineering Group, Inc.	619,704
23,660	Nielsen Holdings PLC#	361,525
		981,229

	Publishing Industries (except Internet): 6.94%
6,085	Citrix Systems, Inc.	883,542
3,160	Microsoft Corp.	712,675
		1,596,217

	Real Estate: 2.91%
114,765	CapitaLand Ltd. – ADR	467,093
4,286	CBRE Group, Inc. – Class A*	201,571
		668,664

	Securities, Commodity Contracts,
	and Other Finance: 3.27%
21,005	KKR & Co., Inc. – Class A	752,399

	Support Activities for Mining: 1.72%
10,440	ConocoPhillips	395,572

	Telecommunications: 1.28%
24,200	America Movil SAB de CV – Class L – ADR	294,514

	Utilities: 5.04%
16,000	Exelon Corp.	590,560
16,500	NRG Energy, Inc.	567,765
		1,158,325
	TOTAL COMMON STOCKS (Cost $15,603,323)	20,926,227

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2020 (Unaudited), Continued

Shares	REITs: 4.28%	Value

	Real Estate: 1.05%
2,785	Boston Properties, Inc.	$241,933

	Warehousing and Storage: 3.23%
24,675	Iron Mountain, Inc.	742,471
	TOTAL REITs (Cost $1,215,357)	984,404

	MONEY MARKET FUND: 4.77%
1,096,693	Fidelity Investments Money Market
	Government Portfolio – Class I, 0.01%†	1,096,693
	TOTAL MONEY MARKET FUND
	(Cost $1,096,693)	1,096,693
	Total Investments in Securities
	(Cost $17,915,373): 100.01%	23,007,324
	Liabilities in Excess of Other Assets: (0.01)%	(2,099)
	Net Assets: 100.00%	$23,005,225

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of August 31, 2020.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2020 (Unaudited)

ASSETS
Investments in securities, at value (cost $17,915,373)	$23,007,324
Cash	20,093
Receivables:
Dividends and interest	32,215
Dividend tax reclaim	1,224
Prepaid expenses	9,791
Total assets	23,070,647

LIABILITIES
Payables:
Fund shares redeemed	2,000
Due to advisor	9,136
Administration fees	3,130
Audit fees	10,586
Transfer agent fees and expenses	11,055
Fund accounting fees	6,806
Legal fees	1,586
Custody fees	470
Shareholder reporting	12,590
Chief Compliance Officer fee	3,812
Trustee fees and expenses	726
Accrued other expenses	3,525
Total liabilities	65,422

NET ASSETS	$23,005,225
Net asset value, offering and redemption
price per share [$23,005,225/893,140 shares
outstanding; unlimited number of
shares (par value $0.01) authorized]	$25.76

COMPONENTS OF NET ASSETS
Paid-in capital	$18,830,658
Total distributable earnings	4,174,567
Net assets	$23,005,225

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2020 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $2,181)	$251,453
Interest	2,064
Total income	253,517
Expenses
Advisory fees (Note 4)	98,906
Transfer agent fees and expenses (Note 4)	21,205
Administration fees (Note 4)	20,781
Fund accounting fees (Note 4)	13,424
Registration fees	10,956
Audit fees	10,586
Chief Compliance Officer fee (Note 4)	7,562
Reports to shareholders	7,450
Trustee fees and expenses	6,683
Legal fees	5,293
Miscellaneous expense	3,460
Custody fees (Note 4)	2,403
Insurance expense	966
Total expenses	209,675
Less: advisory fee waiver (Note 4)	(58,713)
Net expenses	150,962
Net investment income	102,555

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(3,647,582)
Net change in unrealized
appreciation/(depreciation) on investments	4,478,550
Net realized and unrealized
gain on investments	830,968
Net increase in net assets
resulting from operations	$933,523

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2020	Year Ended
	(Unaudited)	February 29, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$102,555	$121,204
Net realized gain/(loss) on investments	(3,647,582)	3,051,993
Net change in unrealized appreciation/
(depreciation) on investments	4,478,550	(2,733,779)
Net increase in net assets
resulting from operations	933,523	439,418
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	—	(2,526,704)
Total dividends and distributions	—	(2,526,704)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(452,371)	(44,403)
Total increase/(decrease)
in net assets	481,152	(2,131,689)
NET ASSETS
Beginning of period	22,524,073	24,655,762
End of period	$23,005,225	$22,524,073

(a)	A summary of share transactions is as follows:

	Six Months Ended
	August 31, 2020		Year Ended
	(Unaudited)		February 29, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	10,308	$225,948	91,016	$2,500,803
Shares issued in
reinvestment
of distributions	—	—	76,262	2,065,169
Shares redeemed	(29,619)	(678,319)	(166,385)	(4,610,375)
Net increase/
(decrease)	(19,311)	$(452,371)	893	$(44,403)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months
	Ended
	8/31/20		Year Ended
	(Unaudited)		2/29/20	2/28/19	2/28/18	2/28/17	2/29/16
Net asset value,
beginning of period	$24.69		$27.05	$29.63	$26.05	$22.01	$28.31
Income from
investment operations:
Net investment
income/(loss)	0.11		0.15	0.05	(0.10)	(0.03)	0.01
Net realized and
unrealized gain/(loss)
on investments	0.96		0.47	(1.00)	4.34	4.59	(4.12)
Total from investment
operations	1.07		0.62	(0.95)	4.24	4.56	(4.11)
Less distributions:
From net
investment income	—		(0.17)	—	—	—	(0.42)
From net
realized gain
on investments	—		(2.81)	(1.63)	(0.66)	(0.52)	(1.77)
Total distributions	—		(2.98)	(1.63)	(0.66)	(0.52)	(2.19)
Net asset value,
end of period	$25.76		$24.69	$27.05	$29.63	$26.05	$22.01
Total return	4.33	%‡	1.31%	-2.79%	16.33%	20.90%	-15.13%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$23,005		$22,524	$24,656	$26,239	$23,508	$20,614
Ratio of expenses to
average net assets:
Before fee waiver	2.02	%†	1.88%	1.84%	1.81%	1.90%	1.85%
After fee waiver	1.45	%†	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	0.42	%†	0.06%	(0.21)%	(0.72)%	(0.58)%	(0.48)%
After fee waiver	0.99	%†	0.49%	0.18%	(0.36)%	(0.13)%	(0.08)%
Portfolio turnover rate	27.72	%‡	46.04%	63.14%	41.95%	46.83%	40.60%

†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2018 – 2020 or expected to be taken in the Fund’s 2021 tax returns.  The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited), Continued

shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited), Continued

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of August 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a major of security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited), Continued

sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$299,868	$—	$—	$299,868
Construction	730,991	—	—	730,991
Finance and Insurance	1,630,362	—	—	1,630,362
Information	4,146,242	—	—	4,146,242
Manufacturing	7,733,782	1,060,414	—	8,794,196
Mining	1,074,433	—	—	1,074,433
Professional, Scientific,
and Technical Services	981,229	—	—	981,229
Real Estate, Rental,
and Leasing	668,664	—	—	668,664
Retail Trade	1,441,917	—	—	1,441,917
Utilities	1,158,325	—	—	1,158,325
Total Common Stocks	19,865,813	1,060,414	—	20,926,227
REITs	984,404	—	—	984,404
Money Market Fund	1,096,693	—	—	1,096,693
Total Investments
in Securities	$21,946,910	$1,060,414	$—	$23,007,324

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited), Continued

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

American Trust Investment Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the six months ended August 31, 2020, the Fund incurred $98,906 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses 1.45% of average daily net assets.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2020, the Advisor reduced its fees in the amount of $58,713; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited), Continued

Date	Amount
2/28/21	$45,351
2/28/22	99,176
2/28/23	106,468
8/31/23	58,713
$309,708

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the six months ended August 31, 2020 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund’s has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,442,595 and $5,296,574, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $1,300,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2020, the Fund did not draw upon the line of credit.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited), Continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

The tax character of distributions paid during the six months ended August 31, 2020 and the year ended February 29, 2020 was follows:

	August 31, 2020	February 29, 2020
Ordinary income	$—	$265,051
Long-term capital gains	—	$2,261,653

As of February 29, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$21,928,979
Gross tax unrealized appreciation	3,007,900
Gross tax unrealized depreciation	(2,394,499)
Net tax unrealized appreciation (a)	613,401
Undistributed ordinary income	—
Undistributed long-term capital gain	2,637,204
Total distributable earnings	2,637,204
Other accumulated gains/(losses)	(9,561)
Total accumulated earnings/(losses)	$3,241,044

(a)	The book-basis and tax-basis net unrealized appreciation and cost are the same.

At February 29, 2020, the Fund deferred, on a tax basis, late year losses of $9,561.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited), Continued

periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, tariffs and global trade concerns, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Socially Responsible Investing Policy Risk.  The Fund’s portfolio is subject to socially responsible investment criteria.  As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•
Small- and Medium-Sized Company Risk.  Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies may have limited market liquidity, and their prices may be more volatile.

•
Large-Sized Companies Risk.  The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
ADR Risk.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly- available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2020 (Unaudited), Continued

•
Emerging Markets Risk. Investing in securities of issuers located in emerging markets poses greater risk of social, political and economic instability, which could affect the Fund’s investments. Emerging market countries may have smaller securities markets and therefore less liquidity and greater price volatility than more developed markets.

•
REIT Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Sector Emphasis Risk. If the Fund’s portfolio is overweighted in certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweight in that sector.

•
Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at August 31, 2020 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-PORT is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

American Trust Allegiance Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

AN-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman_
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   11/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman_
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   11/9/2020

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date   11/9/2020

* Print the name and title of each signing officer under his or her signature.